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
                                                                                                                     Exhibit 20.2
Chase Bank - Retail Card Services Group                                            Monthly Report
Certificateholders' Statement                                                      Chase Master Credit Card Trust
                                                                                   Series 1995-1

Section 5.2 - Supplement                                            Class A           Class B          Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                  0.00               0.00             0.00               0.00

(ii)     Monthly Interest Distributed                           3,578,418.75         304,451.56       398,803.79       4,281,674.11
         Deficiency Amounts                                             0.00               0.00                                0.00
         Additional Interest                                            0.00               0.00                                0.00
         Accrued and Unpaid Interest                                                                        0.00               0.00

(iii)    Collections of Principal Receivables                  78,695,376.59       6,557,948.05     8,431,647.49      93,684,972.13

(iv)     Collections of Finance Charge Receivables             12,292,998.71       1,024,416.56     1,317,107.00      14,634,522.28

(v)      Aggregate Amount of Principal Receivables                                                                13,393,181,085.09

                                  Investor Interest           750,000,000.00      62,500,000.00    80,357,142.86     892,857,142.86
                                  Adjusted Interest           750,000,000.00      62,500,000.00    80,357,142.86     892,857,142.86

                                           Series
         Floating Investor Percentage                6.67%            84.00%              7.00%            9.00%            100.00%
         Fixed Investor Percentage                   6.67%            84.00%              7.00%            9.00%            100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                      Current                                                                                                94.68%
                      30 to 59 days                                                                                           1.73%
                      60 to 89 days                                                                                           1.21%
                      90 or more days                                                                                         2.38%
                                  Total Receivables                                                                         100.00%

(vii)    Investor Default Amount                                4,540,489.55         378,374.13      486,481.02        5,405,344.70

(viii)   Investor Charge-Offs                                           0.00               0.00             0.00               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                     0.00               0.00             0.00

(x)      Servicing Fee                                            625,000.00          52,083.33        66,964.29         744,047.62

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                      12.44%

(xii)    Reallocated Monthly Principal                                                     0.00             0.00               0.00

(xiii)   Closing Investor Interest (Class A Adjusted)         750,000,000.00      62,500,000.00    80,357,142.86     892,857,142.86

(xiv)    LIBOR                                                                                                              5.6055%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvi)    Accumulation Shortfall                                                                                                0.00

(xvii)   Principal Funding Investment Proceeds                                                                                 0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                                      =============

(xix)    Available Funds                                       11,667,998.71         972,333.23     1,250,142.72      13,890,474.66

(xx)     Certificate Rate                                            5.7255%            5.8455%          5.9555%


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

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Chase Bank - Retail Card Services Group                                            Monthly Report
Certificateholders' Statement                                                      Chase Master Credit Card Trust I
                                                                                   Series 1995-2

Section 5.2 - Supplement                                           Class A             Class B           Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                  0.00                 0.00             0.00               0.00

(ii)    Monthly Interest Distributed                           3,115,000.00           181,245.17       238,858.47       3,535,103.64
        Deficiency Amounts                                             0.00                 0.00                                0.00
        Additional Interest                                            0.00                 0.00                                0.00
        Accrued and Unpaid Interest                                                                          0.00               0.00

(iii)   Collections of Principal Receivables                  62,956,301.27         3,576,967.18     5,007,982.99      71,541,251.44

(iv)    Collections of Finance Charge Receivables              9,834,398.97           558,757.77       782,296.64      11,175,453.38

(v)     Aggregate Amount of Principal Receivables                                                                  13,393,181,085.09

                                 Investor Interest           600,000,000.00        34,090,000.00    47,728,181.82     681,818,181.82
                                 Adjusted Interest           600,000,000.00        34,090,000.00    47,728,181.82     681,818,181.82

                                         Series
        Floating Investor Percentage               5.09%             88.00%                5.00%            7.00%            100.00%
        Fixed Investor Percentage                  5.09%             88.00%                5.00%            7.00%            100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                     Current                                                                                                  94.68%
                     30 to 59 days                                                                                             1.73%
                     60 to 89 days                                                                                             1.21%
                     90 or more days                                                                                           2.38%
                                                                                                                             -------
                                 Total Receivables                                                                           100.00%

(vii)   Investor Default Amount                                3,632,391.64           206,380.39       288,945.75       4,127,717.77

(viii)  Investor Charge-Offs                                           0.00                 0.00             0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                     0.00                 0.00             0.00

(x)     Servicing Fee                                            500,000.00            28,408.33        39,773.48         568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        12.40%

(xii)   Reallocated Monthly Principal                                                       0.00             0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted)         600,000,000.00        34,090,000.00    47,728,181.82     681,818,181.82

(xiv)   LIBOR                                                                                                                5.6055%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvi)   Accumulation Shortfall                                                                                                  0.00

(xvii)  Principal Funding Investment Proceeds                                                                                   0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                        ============
(xix)   Available Funds                                        9,334,398.97           530,349.93       742,523.15      10,607,271.56

(xx)    Certificate Rate                                            6.2300%              6.3800%          6.0055%

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

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Chase Bank - Retail Card Services Group                                              Monthly Report
Certificateholders' Statement                                                        Chase Master Credit Card Trust I
                                                                                     Series 1995-3

Section 5.2 - Supplement                                             Class A             Class B          Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                    0.00                0.00              0.00            0.00

(ii)    Monthly Interest Distributed                             2,336,250.00          136,149.60        181,272.05    2,653,671.65
        Deficiency Amounts                                               0.00                0.00                              0.00
        Additional Interest                                              0.00                0.00                              0.00
        Accrued and Unpaid Interest                                                                            0.00            0.00

(iii)   Collections of Principal Receivables                    47,217,225.95        2,682,777.85      3,755,934.78   53,655,938.58

(iv)    Collections of Finance Charge Receivables                7,375,799.23          419,076.52        586,714.28    8,381,590.03

(v)     Aggregate Amount of Principal Receivables                                                                 13,393,181,085.09

                                 Investor Interest             450,000,000.00       25,568,000.00     35,795,636.36  511,363,636.36
                                 Adjusted Interest             450,000,000.00       25,568,000.00     35,795,636.36  511,363,636.36

                                          Series
        Floating Investor Percentage                 3.82%             88.00%               5.00%             7.00%         100.00%
        Fixed Investor Percentage                    3.82%             88.00%               5.00%             7.00%         100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                     Current                                                                                                 94.68%
                     30 to 59 days                                                                                            1.73%
                     60 to 89 days                                                                                            1.21%
                     90 or more days                                                                                          2.38%
                                                                                                                            -------
                                 Total Receivables                                                                          100.00%

(vii)   Investor Default Amount                                  2,724,293.73          154,788.32        216,706.28    3,095,788.33

(viii)  Investor Charge-Offs                                             0.00                0.00              0.00            0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00                0.00              0.00

 (x)    Servicing Fee                                              375,000.00           21,306.67         29,829.70      426,136.36

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.40%

(xii)   Reallocated Monthly Principal                                                        0.00              0.00            0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           450,000,000.00       25,568,000.00     35,795,636.36  511,363,636.36

(xiv)   LIBOR                                                                                                               5.6055%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvi)   Accumulation Shortfall                                                                                                 0.00

(xvii)  Principal Funding Investment Proceeds                                                                                  0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                       =============

(xix)   Available Funds                                          7,000,799.23          397,769.85        556,884.59    7,955,453.67

(xx)    Certificate Rate                                              6.2300%             6.3900%           6.1305%

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
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Chase Bank - Retail Card Services Group                                              Monthly Report
Certificateholders' Statement                                                        Chase Master Credit Card Trust I
                                                                                      Series 1996-1

Section 5.2 - Supplement                                             Class A             Class B          Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                    0.00                0.00              0.00             0.00

(ii)   Monthly Interest Distributed                             3,237,500.00          189,248.43        278,666.65     3,705,414.98
       Deficiency Amounts                                               0.00                0.00                               0.00
       Additional Interest                                              0.00                0.00                               0.00
       Accrued and Unpaid Interest                                                                            0.00             0.00

(iii)  Collections of Principal Receivables                    73,449,018.15        4,173,163.36      5,842,611.84    83,464,793.35

(iv)   Collections of Finance Charge Receivables               11,473,465.46          651,889.53        912,673.95    13,038,028.09

(v)    Aggregate Amount of Principal Receivables                                                                  13,393,181,085.09

                                Investor Interest             700,000,000.00       39,772,000.00     55,682,545.45   795,454,545.45
                                Adjusted Interest             700,000,000.00       39,772,000.00     55,682,545.45   795,454,545.45

                                         Series
       Floating Investor Percentage                  5.94%             88.00%               5.00%             7.00%         100.00%
       Fixed Investor Percentage                     5.94%             88.00%               5.00%             7.00%         100.00%


(vi)   Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                  94.68%
                    30 to 59 days                                                                                             1.73%
                    60 to 89 days                                                                                             1.21%
                    90 or more days                                                                                           2.38%
                                                                                                                           --------
                                Total Receivables                                                                           100.00%

(vii)  Investor Default Amount                                  4,237,790.25          240,779.13        337,101.35     4,815,670.74

(viii) Investor Charge-Offs                                             0.00                0.00              0.00             0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00                0.00              0.00

(x)    Servicing Fee                                              583,333.33           33,143.33         46,402.12       662,878.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.40%

(xii)  Reallocated Monthly Principal                                                        0.00              0.00             0.00

(xiii) Closing Investor Interest (Class A Adjusted)           700,000,000.00       39,772,000.00     55,682,545.45   795,454,545.45

(xiv)  LIBOR                                                                                                                5.6055%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Accumulation Shortfall                                                                                                  0.00

(xvii) Principal Funding Investment Proceeds                                                                                   0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                                      ==============

(xix)  Available Funds                                         10,890,132.13          618,746.19        866,271.82    12,375,150.15

(xx)   Certificate Rate                                              5.5500%             5.7100%          6.0055%

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Chase Bank - Retail Card Services Group                                                 Monthly Report
Certificateholders' Statement                                                           Chase Master Credit Card Trust I
                                                                                        Series 1996-2

Section 5.2 - Supplement                                             Class A             Class B          Collateral         Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                    0.00               0.00             0.00              0.00

(ii)    Monthly Interest Distributed                             2,740,833.33          160,416.67      231,709.84      3,132,959.84
        Deficiency Amounts                                               0.00                0.00                              0.00
        Additional Interest                                              0.00                0.00                              0.00
        Accrued and Unpaid Interest                                                                          0.00              0.00

(iii)   Collections of Principal Receivables                    57,709,942.83        3,278,974.02    4,590,563.63     65,579,480.49

(iv)    Collections of Finance Charge Receivables                9,014,865.72          512,208.28      717,091.59     10,244,165.59

(v)     Aggregate Amount of Principal Receivables                                                                 13,393,181,085.09

                                 Investor Interest             550,000,000.00       31,250,000.00   43,750,000.00    625,000,000.00
                                 Adjusted Interest             550,000,000.00       31,250,000.00   43,750,000.00    625,000,000.00

                                          Series
        Floating Investor Percentage                 4.67%             88.00%             5.00%            7.00%            100.00%
        Fixed Investor Percentage                    4.67%             88.00%             5.00%            7.00%            100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                     Current                                                                                                 94.68%
                     30 to 59 days                                                                                            1.73%
                     60 to 89 days                                                                                            1.21%
                     90 or more days                                                                                          2.38%
                                                                                                                            -------
                                 Total Receivables                                                                          100.00%

(vii)   Investor Default Amount                                  3,329,692.34         189,187.06       264,861.89      3,783,741.29

(viii)  Investor Charge-Offs                                             0.00               0.00             0.00              0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00               0.00             0.00

(x)     Servicing Fee                                              458,333.33          26,041.67        36,458.33        520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.40%

(xii)   Reallocated Monthly Principal                                                       0.00             0.00              0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           550,000,000.00      31,250,000.00    43,750,000.00    625,000,000.00

(xiv)   LIBOR                                                                                                               5.6055%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Accumulation Shortfall                                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                                 0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                     =============

(xix)   Available Funds                                          8,556,532.39         486,166.61       680,633.26     9,723,332.26

(xx)    Certificate Rate                                              5.9800%            6.1600%          6.3555%

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

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Chase Bank - Retail Card Services Group                                                   Monthly Report
Certificateholders' Statement                                                             Chase Master Credit Card Trust I
                                                                                          Series 1996-3

Section 5.2 - Supplement                                           Class A           Class B         Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                     0.00          0.00             0.00                  0.00

(ii)    Monthly Interest Distributed                              2,434,132.89    141,813.47       173,570.22          2,749,516.58
        Deficiency Amounts                                                0.00          0.00                                   0.00
        Additional Interest                                               0.00          0.00                                   0.00
        Accrued and Unpaid Interest                                                                      0.00                  0.00

(iii)   Collections of Principal Receivables                     43,228,209.78  2,456,135.17     3,438,719.43         49,123,064.38

(iv)    Collections of Finance Charge Receivables                 6,752,675.32    383,672.69       537,162.10          7,673,510.10

(v)     Aggregate Amount of Principal Receivables                                                                 13,393,181,085.09

                                 Investor Interest              411,983,000.00 23,408,000.00    32,772,440.86        468,163,440.86
                                 Adjusted Interest              411,983,000.00 23,408,000.00    32,772,440.86        468,163,440.86

                                           Series
        Floating Investor Percentage                   3.50%            88.00%       5.00%            7.00%                 100.00%
        Fixed Investor Percentage                      3.50%            88.00%       5.00%            7.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                     Current                                                                                                 94.68%
                     30 to 59 days                                                                                            1.73%
                     60 to 89 days                                                                                            1.21%
                     90 or more days                                                                                          2.38%
                                                                                                                            -------
                                 Total Receivables                                                                          100.00%

(vii)   Investor Default Amount                                   2,494,139.34    141,711.71       198,403.90          2,834,254.95

(viii)  Investor Charge-Offs                                              0.00          0.00             0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                        0.00          0.00             0.00

(x)     Servicing Fee                                               343,319.17     19,506.67        27,310.37            390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.40%

(xii)   Reallocated Monthly Principal                                                   0.00             0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)            411,983,000.00 23,408,000.00    32,772,440.86        468,163,440.86

(xiv)   LIBOR                                                                                                               5.6055%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvi)   Accumulation Shortfall                                                                                                 0.00

(xvii)  Principal Funding Investment Proceeds                                                                                  0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                      =============

(xix)   Available Funds                                           6,409,356.15    364,166.02       509,851.73          7,283,373.90

(xx)    Certificate Rate                                               7.0900%       7.2700%          6.3555%

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